UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 2, 2024

Tristar Acquisition I Corp.
(Exact name of registrant as specified in its charter)

Cayman Islands	001-40905	98-1587643
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2 Burlington Woods Drive, Suite 100

Burlington, MA 01803

(Address of principal executive offices, including zip code)

+1 (781) 640-4446

Registrant’s telephone number, including area code:

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

On August 2, 2024, Tristar Acquisition I Corp., a Cayman Islands exempted company (“Tristar”) and Helport Limited, a British Virgin Islands business company (“Helport” or the “Company”) consummated (the “Closing”) the transactions (collectively, the “Business Combination”) contemplated by that certain Business Combination Agreement, dated as of November 12, 2023 (as amended on December 18, 2023, the “Business Combination Agreement”), by and among Tristar, Helport, Helport AI Limited, a British Virgin Islands business company (“Pubco”), Merger I Limited, a British Virgin Islands business company and a wholly-owned subsidiary of Pubco (the “First Merger Sub”), Merger II Limited, an exempted company incorporated with limited liability in the Cayman Islands and a wholly-owned subsidiary of Pubco (the “Second Merger Sub”),  Navy Sail International Limited, a British Virgin Islands business company, in the capacity as Purchaser Representative thereunder and Extra Technology Limited, a British Virgin Islands business company, in the capacity as Seller Representative thereunder.

Pursuant to the Business Combination Agreement, (a) one business day prior to the Closing, First Merger Sub merged with and into Helport (the “First Merger”) on August 1, 2024, with Helport surviving the First Merger as a wholly-owned subsidiary of Pubco and (b) on August 2, 2024 (the “Closing Date”), the Second Merger Sub merged with and into Tristar, with Tristar surviving the Second Merger as a wholly-owned subsidiary of Pubco (the “Second Merger”).

In connection with the Closing, the ordinary shares, par value $0.0001 per share, of Pubco (the “Pubco Ordinary Shares”) and the Pubco public warrants (the “Pubco Public Warrants”) began trading on the Nasdaq Capital Market under the symbols “HPAI” and “HPAIW,” respectively, on August 5, 2024.

Item 1.01 Entry into a Material Definitive Agreement.

The information set forth in the Introductory Note of this Current Report on Form 8-K is incorporated herein by reference.

Assignment, Assumption and Amendment to Warrant Agreement

On the Closing Date, Tristar, Pubco and Continental Stock Transfer & Trust Company, a New York corporation as warrant agent (the “Warrant Agent”), entered into that certain Assignment, Assumption and Amendment to Warrant Agreement (the “Warrant Amendment”) which amends that certain Warrant Agreement, dated as of October 13, 2021, by and between Tristar and the Warrant Agent (the “Existing Warrant Agreement”). Pursuant to the Warrant Amendment, Pubco assumed the obligations of Tristar under the Existing Warrant Agreement  such that, among other things, Pubco was added as a party thereto. Pursuant to the Warrant Amendment, all Tristar warrants under the Existing Warrant Agreement will no longer be exercisable for ordinary shares of Tristar, but instead will be exercisable for Pubco Ordinary Shares.

The foregoing description is qualified in its entirety by reference to the Warrant Amendment, a copy of the form of which was filed as Exhibit 10.5 to Tristar’s Current Report on Form 8-K filed on November 16, 2023, and is incorporated herein by reference.

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First Amendment to Registration Rights Agreement

On the Closing Date, Tristar, Helport, Pubco, Navy Sail International Limited (the “Sponsor”) and Tristar Holdings I, LLC (“Prior Sponsor”) entered into the First Amendment to Registration Rights Agreement (the “First Amendment to Registration Rights Agreement”), which amended that certain Registration Rights Agreement, dated as of October 13, 2021, between Prior Sponsor and Tristar. Pursuant to the First Amendment to Registration Rights Agreement, Pubco agreed to undertake certain resale shelf registration obligations in accordance with the Securities Act of 1933, as amended, and the other parties thereto have been granted customary demand and piggyback registration rights.

The foregoing description is qualified in its entirety by reference to the First Amendment to Registration Rights Agreement, a copy of the form of which was filed as Exhibit 10.6 to Tristar’s Current Report on Form 8-K filed on November 16, 2023.

Key Seller Lock-up Agreement

On the Closing Date, Tristar, Helport, Pubco and certain Helport shareholders entered into lock-up agreements (each, a “Key Seller Lock-Up Agreement). Pursuant to each Key Seller Lock-Up Agreement, the Pubco Ordinary Shares issued to such Helport shareholders in connection with the Closing may not, subject to certain limited exceptions, be transferred during the period commencing from the Closing Date and ending on the 24-month anniversary of the Closing Date.

The foregoing description is qualified in its entirety by reference to the Key Seller Lock-Up Agreement, a copy of the form of which was filed as Exhibit 10.1 to Tristar’s Current Report on Form 8-K filed on November 16, 2023.

Founder Share Lock-Up Waiver Letter

As previously disclosed by Tristar, Tristar entered into a letter agreement, dated October 13, 2021 (as amended on July 18, 2023, November 12, 2023 and as may be further amended, the “Insider Letter”), with the Prior Sponsor, the former directors and officers of Tristar, the Sponsor and their respective designees (all such parties, collectively, the “Initial Shareholders”). On the Closing Date, Tristar and Helport entered into a letter agreement (the “Lock-Up Waiver Letter”) with certain Initial Shareholders, pursuant to which, an aggregate of 1,220,450 Class B ordinary shares of Tristar (the “Founder Shares”) held by such Initial Shareholders were released from all lock-up restrictions. Of the 1,220,450 Founder Shares that were released from lock-up restrictions, 169,500 Founder Shares are held by Chunyi (Charlie) Hao, and the balance are held by certain anchor investors of Tristar and other non-affiliates of Tristar. All other Founder Shares held by such holders will continue to be subject to the applicable lock-up restrictions in the Insider Letter.

The foregoing description is qualified in its entirety by reference to the Lock-Up Waiver Letter, a copy of the form of which was filed as Exhibit 10.1 to Tristar’s Current Report on Form 8-K filed on July 23, 2024.

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Item 2.01 Completion of Acquisition or Disposition of Assets.

The information set forth in the Introductory Note of this Current Report is incorporated by reference herein. Pursuant to the Business Combination Agreement, the First Merger was consummated on August 1, 2024 and the Second Merger (collectively with the First Merger, the “Mergers”) was consummated on August 2, 2024.

Immediately prior to the First Merger, each preferred share of Tristar that was issued and outstanding was canceled in exchange for the right to receive a number of ordinary shares of Tristar (the “Conversion”). As a result of the Mergers, (a) each ordinary share of Tristar that was issued and outstanding immediately prior to the First Merger and after the Conversion was cancelled and converted into the right to receive 100% of such number of Pubco Ordinary Shares equal to the Exchange Ratio (as defined in the Business Combination Agreement); (b) each of the convertible securities of Tristar, to the extent then outstanding and unexercised immediately prior to the First Merger, was cancelled, retired and terminated; (c) each ordinary share of Tristar that was issued and outstanding immediately prior to the Effective Time (as defined in the Business Combination Agreement) was cancelled and converted automatically into the right to receive one Pubco Ordinary Share; and (d) each outstanding Tristar public warrant and Tristar private warrant was converted into one Pubco public warrant or one Pubco private warrant, respectively.

As previously disclosed, in connection with the extraordinary general meeting in lieu of annual general meeting of shareholders of Tristar, which was held on August 1, 2024 (the “EGM”), the public shareholders of Tristar had the right to elect to redeem all or a portion of the ordinary shares of Tristar sold in Tristar’s initial public offering (the “Public Shares”) for a price per Public Share calculated in accordance with the memorandum and articles of association of Tristar, and as of the Closing, 10,480,699 Public Shares were redeemed in connection with the EGM.

Immediately following the consummation of the Business Combination, on August 2, 2024, there were 37,132,968 issued and outstanding Pubco Ordinary Shares and 18,844,989 issued and outstanding Pubco public warrants.

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The information set forth in the Introductory Note of this Current Report on Form 8-K is incorporated herein by reference in its entirety.

In connection with the consummation of the Business Combination, on August 2, 2024, Tristar notified The New York Stock Exchange (“NYSE”) that the Business Combination had become effective and requested that NYSE file a Notification of Removal from Listing and/or Registration under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), on Form 25 (the “Form 25”) to notify the SEC that Tristar’s public units, Public Shares and public warrants were to be delisted and deregistered under Section 12(b) of the Exchange Act. As a result of the Business Combination having become effective, NYSE determined to permanently suspend trading of Tristar’s public units, Public Shares and public warrants prior to the opening of trading for Pubco’s securities on August 5, 2024. The deregistration will become effective 10 days from the filing of the Form 25, which occurred on August 2, 2024. Tristar intends to file a Form 15 with the SEC in order to complete the deregistration of Tristar’s securities under the Exchange Act.

Item 3.03 Material Modification to Rights of Security Holders.

To the extent required by Item 3.03 of Form 8-K, the disclosure set forth in Items 1.01 and 2.01 of this Current Report on Form 8-K is incorporated by reference in this Item 3.03.

Item 5.01 Changes in Control of Registrant.

The information set forth in the Introductory Note of this Current Report on Form 8-K is incorporated herein by reference in its entirety. To the extent required by Item 5.01 of Form 8-K, the disclosure set forth in Item 2.01 of this Current Report on Form 8-K is incorporated by reference in this Item 5.01.

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth in the Introductory Note of this Current Report on Form 8-K is incorporated herein by reference in its entirety. To the extent required by Item 5.02 of Form 8-K, the disclosure set forth in Item 5.01 of this Current Report on Form 8-K is incorporated by reference in this Item 5.02.

In connection with the consummation of the Business Combination, each of Chunyi (Charlie) Hao, Xiaoma (Sherman) Lu, Ri (Richard) Yuan, Xinyue (Jasmine) Geffner, Stephen Markscheid, Wang Chiu (Tommy) Wong ceased to be directors and/or officers of Tristar.

Following the consummation of the Business Combination, Cong Shi was appointed to serve as the sole director of Tristar.

Following the consummation of the Business Combination, each of Xiaoma (Sherman) Lu, Jun Ge, Xinyue (Jasmine) Geffner and Kia Hong Lim was appointed to serve as a director of Pubco.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth in the Introductory Note of this Current Report on Form 8-K is incorporated by reference herein.

In connection with the consummation of the Business Combination, at the Effective Time of the Business Combination, Tristar adopted an amended and restated memorandum and articles of association which was substantially in the form as described in the definitive proxy statement/prospectus filed by Tristar with the SEC on July 9, 2024, and in accordance with which, Tristar became a wholly-owned subsidiary of Pubco in connection with the Second Merger.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Exhibit	Description
10.1	Form of Assignment, Assumption and Amendment to Warrant Agreement (incorporated by reference to Exhibit 10.5 of Tristar’s Current Report on Form 8-K filed with SEC on November 16, 2023)
10.2	Form of First Amendment to Registration Rights Agreement Amendment (incorporated by reference to Exhibit 10.6 of Tristar’s Current Report on Form 8-K filed with SEC on November 16, 2023)
10.3	Form of Lock-Up Waiver Letter (incorporated by reference to exhibit 10.2 of Tristar’s Form 8-K filed with SEC on July 23, 2024)
10.4	Form of Key Seller Lock-Up Agreement (incorporated by reference to exhibit 10.1 of Tristar’s Form 8-K filed with SEC on November 16, 2023)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRISTAR ACQUISITION I CORP.

Dated: August 8, 2024	By:	/s/ Cong Shi
	Name:	Cong Shi
	Title:	Director

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